UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT

REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company", "SPAR" or "SPAR Group") has listed its shares of Common Stock for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC"). Reference is made to: (a) SGRP's 2023 Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 1, 2024, and SGRP's First Amendment to the 2023 Annual Report on Form 10-K/A for the year ended December 31, 2023, as filed with the SEC on April 30, 2024 (as so amended, the "Annual Report"); and (b) SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, such Quarterly Reports and other reports and statements, and the Annual Report, each a "SEC Report").

Item 8.01	Other Events.

Today SGRP announced the closing on June 3, 2024, of the sale of its Brazilian holding company, which in turn owns its majority share in the Brazil joint venture, to a minority shareholder in a leveraged buyout for approximately $12 million USD. See Item 13 International Joint Venture Transactions and Note 15 to the Company's Consolidated Financial Subsequent Events in the Annual Report. SGRP's press release announcing the Brazilian closing is attached to and made part of this Current Report as Exhibit 99.1.

"The closing of the Brazil sale is another step in simplifying our operating structure and bringing cash back into the business.  This has been a great joint venture for SPAR and we will maintain our relationship with the business in Brazil as it may add value to clients, but we have streamlined our business and remain bullish on growth and profitability,” said Mike Matacunas, SGRP's CEO.

Forward Looking Statements

This Current Report on Form 8-K and its exhibits (collectively, this "Current Report") contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company, and this Current Report has been filed by the Corporation with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and other applicable Securities Laws.

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue", "plan", "project", or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"). Those Risks include (without limitation): the impact of the news of the previously reported proposed acquisition of the Corporation or developments in it; the uncertainty of completion of mutually acceptable definitive documentation, approval by SGRP's stockholders and satisfaction of other closing conditions respecting the previously reported proposed acquisition; the impact of the Corporation's continued strategic review process, or any resulting action or inaction, should the previously reported proposed acquisition of the Corporation not occur; the impact of selling certain of the Corporation's subsidiaries or any resulting impact on revenues, earnings or cash; the impact of adding new directors or new finance team members; the potential negative effects of any stock repurchase and/or payment; the potential continuing negative effects of the COVID pandemic on the Company's business; the Corporation's potential non-compliance with applicable Nasdaq director independence, bid price or other rules; the Company's cash flow or financial condition; and plans, intentions, expectations, guidance or other information respecting the pursuit or achievement of the Company's corporate objectives.

You should carefully review and consider the Corporation's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, foreign exchange, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, revenues, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Corporation (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Corporation's current views about future events and circumstances. Although the Corporation believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Corporation, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Corporation cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Corporation's common stock.

These forward-looking statements reflect the Corporation's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Corporation does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release announcing the Closing of the Brazilian Sale.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: June 6, 2024

By:	/s/ Michael R. Matacunas, President & CEO
Michael R. Matacunas, President & CEO